UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017 (August 16, 2017)

SILVER RUN ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Delaware	001-38040	81-4433840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 1450

Houston, TX, 77002

(address of principal executive offices)
(zip code)

(713) 357-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Contribution Agreements

On August 16, 2017, Silver Run Acquisition Corporation II, a Delaware corporation (the “Company”), entered into the following agreements:

•                  a Contribution Agreement (the “AM Contribution Agreement”) with High Mesa Holdings, LP, a Delaware limited partnership (the “AM Contributor”), High Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of the AM Contributor, Alta Mesa Holdings, LP, a Texas limited partnership (“Alta Mesa”), Alta Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of Alta Mesa (“Alta Mesa GP”), and, solely for certain provisions therein, the equity owners of the AM Contributor, pursuant to which the Company will acquire from the AM Contributor (i) all of its limited partner interests in Alta Mesa and (ii) 100% of the economic interests and 90% of the voting interests in Alta Mesa GP, on the terms and subject to the conditions set forth therein (the “AM Contribution”“);

•                  a Contribution Agreement (the “KFM Contribution Agreement”) with KFM Holdco, LLC, a Delaware limited liability company (the “KFM Contributor”), Kingfisher Midstream, LLC, a Delaware limited liability company (“Kingfisher”), and, solely for certain provisions therein, the equity owners of the KFM Contributor, pursuant to which the Company will acquire 100% of the outstanding membership interests in Kingfisher (the “KFM Contribution”); and

•                  a Contribution Agreement (the “RS Contribution Agreement” and, together with the AM Contribution Agreement and the KFM Contribution Agreement, the “Contribution Agreements”) with Riverstone VI Alta Mesa Holdings, L.P., a Delaware limited partnership (the “RS Contributor”), pursuant to which the Company will acquire from the RS Contributor all of its limited partner interests in Alta Mesa.

Pursuant to the Contribution Agreements, the Company will contribute cash to SRII Opco, LP, a Delaware limited partnership and wholly owned subsidiary of the Company (“SRII Opco”), in exchange for (a) a number of common units representing limited partner interests in SRII Opco (the “Common Units”) equal to the number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), outstanding as of the Closing (as defined herein), and (b) a number of SRII Opco warrants exercisable for Common Units equal to the number of the Company’s warrants outstanding as of the Closing.  Following the Closing, the Company will control SRII Opco through its ownership of SRII Opco GP, LLC, the sole general partner of SRII Opco.

The acquisition of Alta Mesa and Kingfisher pursuant to the Contribution Agreements is referred to herein as the “business combination” and the transactions contemplated by the Contribution Agreements are referred to herein as the “Transactions.”

Alta Mesa Consideration

Pursuant to the AM Contribution Agreement, at the closing of the Transactions (the “Closing”), the AM Contributor will receive consideration consisting of 220,000,000 Common Units, as adjusted (i) upward for any inorganic acquisition capital expenditures invested by Alta Mesa during the interim period (based on a value of $10.00 per Common Unit), (ii) downward for the $200 million to be contributed by the RS Contributor to Alta Mesa during the interim period (based on a value of $10.00 per Common Unit) as described in further detail below and (iii) downward for debt and transaction expenses.

The AM Contributor will also purchase from the Company a number of newly issued shares of non-economic capital stock of the Company, designated as Class C common stock, par value $0.0001 per share (the “Class C Common Stock”) corresponding to the number of Common Units received by the AM Contributor at the Closing.

In addition to the above, for a period of seven years following the Closing, the AM Contributor will be entitled to receive an aggregate of up to $800 million in earn-out consideration to be paid in the form of Common Units (and acquire a corresponding number of shares of Class C Common Stock) as specified below if the 20-day volume-weighted average price (“20-Day VWAP”) of the Class A Common Stock equals or exceeds the following prices (each such payment, an “Earn-Out Payment”):

20-Day VWAP	Earn-Out Consideration
$14.00	10,714,285 Common Units
$16.00	9,375,000 Common Units
$18.00	13,888,889 Common Units
$20.00	12,500,000 Common Units

The AM Contributor will not be entitled to receive a particular Earn-Out Payment on more than one occasion and, if, on a particular date, the 20-Day VWAP entitles the AM Contributor to more than one Earn-Out Payment (each of which has not been previously paid), the AM Contributor will be entitled to receive each such Earn-Out Payment. The AM Contributor will be entitled to the earn-out consideration described above in connection with certain liquidity events of the Company, including a merger or sale of all or substantially all of the Company’s assets, if the consideration paid to holders of Class A Common Stock in connection with such liquidity event is greater than any of the above-specified 20-Day VWAP hurdles.

The Company will also contribute $400 million in cash to Alta Mesa at the Closing.

Kingfisher Consideration

Pursuant to the KFM Contribution Agreement, at the Closing, the KFM Contributor will receive consideration consisting of:

•                  55,000,000 Common Units; and

•                  subject to the KFM Contributor’s election to receive additional Common Units as described below, $800 million in cash, as adjusted for net working capital, debt, transaction expenses, capital expenditures and banking fees.

The KFM Contributor will also purchase from the Company a number of shares of Class C Common Stock corresponding to the number of Common Units received by the KFM Contributor at the Closing.

If the Company does not have cash on hand at the Closing necessary to pay the cash consideration to the KFM Contributor, the KFM Contributor has the option to receive any deficit in the form of Common Units (and acquire a corresponding number of shares of Class C Common Stock) valued at $10.00 per Common Unit.  At the Closing, $5 million of the cash consideration to be received by the KFM Contributor will be funded into escrow to satisfy any post-Closing purchase price adjustments.  If such escrowed amount is insufficient to satisfy any post-Closing adjustment, then the KFM Contributor will transfer to the Company a number of Common Units (not to exceed 16,000,000 Common Units), and a corresponding number of shares of Class C Common Stock, with a value equal to the deficiency.

In addition to the above, for a period of seven years following the Closing, the KFM Contributor will be entitled to receive an aggregate of up to $200 million in earn-out consideration to be paid in the form of Common Units (and acquire a corresponding number of shares of Class C Common Stock) as specified below if the 20-Day VWAP equals or exceeds the following prices:

20-Day VWAP	Earn-Out Consideration
$14.00	7,142,857 Common Units
$16.00	6,250,000 Common Units

The terms of the payment of the earn-out consideration, including in connection with a liquidity event of the Company, are substantially similar to the terms of the payment of the earn-out consideration to the AM Contributor described above under “—Alta Mesa Consideration.”

RS Contributor Investment in Alta Mesa and RS Contributor Consideration

In connection with the execution of the RS Contribution Agreement, the RS Contributor will make a $200 million capital contribution to Alta Mesa, in exchange for limited partner interests in Alta Mesa.  Alta Mesa may use such capital to fund its capital expenditures during the interim period.  Pursuant to the RS Contribution Agreement, at the Closing, the RS Contributor will receive 20,000,000 Common Units in exchange for the RS Contributor’s limited partner interests in Alta Mesa and will acquire a corresponding number of shares of Class C Common Stock from the Company.

Exchange or Redemption of Common Units

Beginning 90 days after Closing, the KFM Contributor will have the right to redeem 39,000,000 Common Units for shares of Class A Common Stock or cash (at the Company’s election) (such right, the “Redemption Right”).  Beginning 180 days after Closing, the KFM Contributor will have the Redemption Right with respect to its remaining Common Units and the AM Contributor and the RS Contributor will have the Redemption Right with respect to all of their Common Units.  Upon any redemption of Common Units by the AM Contributor, the KFM Contributor and the RS Contributor, a corresponding number of shares of Class C Common Stock owned by such party will be cancelled.

Issuance of Preferred Stock

Upon the Closing, the Company will issue to each of Bayou City Energy Management, LLC, a Delaware limited liability company (“Bayou City”), HPS Investment Partners, LLC, a Delaware limited liability company (“Highbridge”), and AM Equity Holdings, LP, a Texas limited partnership (“Management”), one newly issued share of its Series A preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”).  In addition, the Company will issue to the RS Contributor one share of its Series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, “Preferred Stock”).  The shares of Preferred Stock will entitle Bayou City, Highbridge, Management and the RS Contributor to nominate and elect directors to the Company’s Board of Directors (the “Board”) for a period of five years following the Closing based on their and their affiliates’ beneficial ownership of Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Bayou City and its affiliates
• at least 10%	one director who must be independent for purposes of the listing rules of The NASDAQ Capital Markets (“NASDAQ”)

Highbridge and its affiliates
• at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ

Management and its affiliates
• at least 10%	two directors who need not be independent for purposes of the listing rules of NASDAQ
• less than 10% but at least 5% and either Hal Chappelle or Michael Ellis is a member of the Company’s management	one director who need not be independent for purposes of the listing rules of NASDAQ

RS Contributor and its affiliates
• at least 15%	three directors (one of whom will be the Chairman)
• less than 15% but at least 10%	two directors (one of whom will be the Chairman)
• less than 10% but at least 5%	one director (who may be the Chairman if such person is Jim Hackett)

Representations, Warranties and Covenants

Each of the Contribution Agreements contains customary representations and warranties by the parties thereto.  The representations and warranties of the AM Contributor and the RS Contributor included in the AM Contribution Agreement and RS Contribution Agreement, respectively, do not survive the Closing, whereas the representations and warranties of the KFM Contributor and Kingfisher survive for 18 months post-Closing.

Each of the Contribution Agreements also contains customary pre-closing covenants of the parties, including the obligation of Alta Mesa and Kingfisher to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of the Company.  Additionally, each of Alta Mesa and Kingfisher has agreed not to directly or indirectly solicit, negotiate or enter into any agreement with any other person relating to an acquisition of any interests in such party or all or substantially all of such party’s assets.  Similarly, the Company has agreed not to solicit, negotiate or enter into any agreement with any person (other than Alta Mesa or Kingfisher, as applicable) relating to the Company’s acquisition of such other person.

Under the Alta Mesa Contribution Agreement, Alta Mesa has also agreed to transfer to its existing owners all of the assets and liabilities related to its oil and gas properties located outside of Oklahoma (the “non-STACK assets”) prior to Closing, and such existing owners will indemnify Alta Mesa for any losses relating to employment, environmental and tax liabilities of such non-STACK assets.

Conditions to the Parties’ Obligations to Consummate the Transactions

Under each of the Contribution Agreements, the obligations of the applicable parties to consummate the transactions contemplated thereby are subject to a number of customary conditions, including, among others, the following: (i) the absence of specified adverse laws or orders, (ii) if applicable, the expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the applicable Contribution Agreement, (iv) material compliance by the other parties with their respective covenants, (v) no material adverse effect having occurred with respect to Alta Mesa or Kingfisher, as applicable, since the signing of the applicable Contribution Agreement, (vi) the approval for listing on the NASDAQ of the shares of Class A Common Stock issuable to the AM Contributor, the KFM Contributor and the RS Contributor and (vii) the approval of the business combination and the Transactions by the Company’s stockholders.  The closing of the transactions contemplated under each of the Contribution Agreements is also conditioned upon the closing of the transactions contemplated by the other Contributions Agreements.

In addition to the above conditions, under the AM Contribution Agreement, it is a condition to each party’s obligation to consummate the AM Contribution that SRII Opco’s leverage ratio is less than 1.5x on a pro forma, last twelve months (LTM) basis (the “Leverage Ratio Condition”).  Under the KFM Contribution Agreement, the satisfaction of the Leverage Ratio Condition is a condition to only the Company’s obligations to consummate the KFM Contribution.  The KFM Contribution Agreement also provides that, subject to the KFM Contributor electing to receive additional Common Units as described above under “—Kingfisher Consideration,” the KFM Contributor’s obligation to consummate the KFM Contribution is conditioned upon the Company having available funds to pay the cash consideration.

Termination Rights

Each of the Contribution Agreements contains certain customary termination rights, including, among others, the following: (i) if the closing of the applicable transaction is not consummated by February 28, 2018 (the “Outside Date”); (ii) upon the applicable parties’ mutual written consent; (iii) if the consummation of the applicable transaction is prohibited by law; (iv) breach of a representation, warranty, covenant or other agreement by a party which has not been cured by the earlier of (x) 30 days following written notice from the other party of such breach and (y) the Outside Date; (v) in the case of the Alta Mesa Contribution Agreement, by either party if the KFM Contribution Agreement has been terminated in accordance with its terms or by the AM Contributor if the Board has changed its recommendation for the Company’s stockholders to approve the business combination or (vi) in the case of the KFM Contribution Agreement, by either party if the AM Contribution Agreement has been terminated in accordance with its terms.

None of the parties to the Contribution Agreements is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the applicable Contribution Agreement.

Indemnification under the KFM Contribution Agreement

Under the KFM Contribution Agreement, the KFM Contributor will indemnify the Company for any losses relating to (i) a breach of any representation, warranty or covenant of the KFM Contributor or Kingfisher; (ii) pre-Closing taxes; (iii) obligations under Kingfisher’s engagement letters with its financial advisors and (iv) indemnification claims made by Asset Risk Management, LLC (“ARM”) against Kingfisher after Closing under an existing operator agreement.  Additionally, the Company will indemnify the KFM Contributor for any losses relating to a breach of any of its representations, warranties or covenants.

The indemnification obligations of the KFM Contributor and the Company set forth above are subject to a de minimis threshold of $250,000, a deductible of $40 million and a cap equal to the value of the Reserved Units (as defined herein).  The KFM Contributor has agreed that it will not transfer 16,000,000 Common Units (and a corresponding number of shares of Class C Common Stock) received as consideration (the “Reserved Units”) and, subject to the removal of such transfer restriction as described herein, such Reserved Units will be available to satisfy any indemnification obligations of the KFM Contributor.  The transfer restriction relating to 8,000,000 Reserved Units will be removed on the first anniversary of the Closing and the transfer restriction relating to any remaining Reserved Units will be removed 18 months after Closing.  The value of the Reserved Units will be based on the volume-weighted average price of the Class A Common Stock for the 20 trading days immediately prior to the applicable valuation date.

Other Ancillary Agreements

The Contribution Agreements contemplate the execution by the parties of various agreements at the Closing, including, among others, (i) a registration rights agreement relating to the resale of the shares of Class A Common Stock issuable to the AM Contributor, the KFM Contributor and the RS Contributor, (ii) a transition services agreement with respect to Kingfisher’s midstream assets, (iii) a management services agreement pursuant to which Alta Mesa’s management will perform certain services for High Mesa, Inc., a current affiliate of Alta Mesa, (iv) a partnership agreement of SR II Opco defining the rights of the parties thereto, including the Company, (v) a tax receivable agreement, pursuant to which the Company will agree to pay the AM Contributor and the RS Contributor 85% of the cash tax savings realized as a result of tax benefits created upon the exchange of their common units and (vi) a restrictive covenant agreement pursuant to which ARM will agree not to conduct certain midstream services in Kingfisher, Garfield, Major, Blaine and Logan Counties, Oklahoma and certain townships in Canadian County, Oklahoma.

The AM Contribution Agreement, the KFM Contribution Agreement and the RS Contribution Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Current Report”), and the foregoing descriptions thereof are qualified in their entirety by reference to such exhibits. The Contribution Agreements are filed herewith to provide investors with information regarding their respective terms, and are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Contribution Agreements were made as of the date of the Contribution Agreements only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Contribution Agreements. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Contribution Agreements. Moreover, certain representations and warranties in the Contribution Agreements may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact.

Accordingly, you should not rely on the representations and warranties in the Contribution Agreements as characterizations of the actual statements of fact about the parties.

Forward Purchase Agreement

In connection with the execution of the Contribution Agreements, on August 16, 2017, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Riverstone VI SR II Holdings, L.P., a Delaware limited partnership (“Riverstone”), pursuant to which the Company has agreed to sell at the Closing, and Riverstone has agreed to purchase, up to $200 million of shares of Class A Common Stock at a purchase price of $10.00 per share.  The number of shares of Class A Common Stock to be sold by the Company, and purchased by Riverstone, will equal that number which, after payment of the aggregate purchase price paid by Riverstone under the Forward Purchase Agreement, will result in gross proceeds to the Company in an aggregate amount necessary to satisfy any exercise of rights of the public stockholders in connection with the business combination or determined by the Company and Riverstone to be necessary for general corporate purposes of the Company in connection with or following consummation of the business combination, but in no event will the number of shares of Class A Common Stock purchased exceed 20,000,000 shares.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Closing, and as described in more detail above in Item 1.01 of this Current Report, the Company expects to issue (i) shares of Class C Common Stock to the AM Contributor, the KFM Contributor and the RS Contributor, (ii) shares of Series A Preferred Stock to certain affiliates of the AM Contributor and (iii) one share of Series B Preferred Stock to the RS Contributor. The shares of Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock to be issued will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 8.01 Other Events

On August 17, 2017, the Company provided information regarding the proposed business combination in an investor presentation, a copy of which is furnished as Exhibit 99.1 hereto.

On August 17, 2017, the Company provided information regarding the proposed business combination in a pre-recorded webcast. A copy of the transcript of the pre-recorded webcast is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1*

Contribution Agreement, dated as of August 16, 2017, among High Mesa Holdings, LP, High Mesa Holdings GP, LLC, Alta Mesa Holdings, LP, Alta Mesa Holdings GP, LLC, Silver Run Acquisition Corporation II and, solely for certain provisions therein, the Contributor Owners party thereto.

2.2*

Contribution Agreement, dated as of August 16, 2017, among KFM Holdco, LLC, Kingfisher Midstream, LLC, Silver Run Acquisition Corporation II and, solely for certain provisions therein, the Contributor Members party thereto.

2.3*	Contribution Agreement, dated as of August 16, 2017, between Riverstone VI Alta Mesa Holdings, L.P. and Silver Run Acquisition Corporation II.

10.1	Forward Purchase Agreement, dated as of August 16, 2017, between Silver Run Acquisition Corporation II and Riverstone VI SR II Holdings, L.P.

99.1	Investor Presentation dated August 17, 2017.

99.2	Transcript of Investor Webcast dated August 17, 2017.

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to effect the business combination; the benefits of the business combination; the future financial performance of the Company following the business combination; changes in Alta Mesa’s and Kingfisher’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management.  These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Contribution Agreements; (ii) the outcome of any legal proceedings that may be instituted against the Company following announcement of the Transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of the Company, or other conditions to closing in the Contribution Agreements; (iv) the risk that the proposed business combination disrupts current plans and operations of the Company, Alta Mesa or Kingfisher as a result of the announcement and consummation of the Transactions; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company, Alta Mesa or Kingfisher may be adversely affected by other economic, business, and/or competitive factors.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, the Company intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed business combination and related matters. The Company stockholders and other interested persons are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Registration Statement on Form S-1 initially filed with the SEC on March 2, 2017. Additional information will be available in the definitive proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation II

Date: August 17, 2017	By:	/s/ Thomas J. Walker
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1*

Contribution Agreement, dated as of August 16, 2017, among High Mesa Holdings, LP, High Mesa Holdings GP, LLC, Alta Mesa Holdings, LP, Alta Mesa Holdings GP, LLC, Silver Run Acquisition Corporation II and, solely for certain provisions therein, the Contributor Owners party thereto.

2.2*

Contribution Agreement, dated as of August 16, 2017, among KFM Holdco, LLC, Kingfisher Midstream, LLC, Silver Run Acquisition Corporation II and, solely for certain provisions therein, the Contributor Members party thereto.

2.3*	Contribution Agreement, dated as of August 16, 2017, between Riverstone VI Alta Mesa Holdings, L.P. and Silver Run Acquisition Corporation II.

10.1	Forward Purchase Agreement, dated as of August 16, 2017, between Silver Run Acquisition Corporation II and Riverstone VI SR II Holdings, L.P.

99.1	Investor Presentation dated August 17, 2017.

99.2	Transcript of Investor Webcast dated August 17, 2017.

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.